SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
      Date of report (Date of earliest event reported): December 10, 2001.

                    WORLDTEQ GROUP INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

      Nevada                        000-27243                  98158A1016
  (State or Other            (Commission File Number)       (I.R.S. Employee
  Jurisdiction of                                         Identification Number)
   Incorporation)



                15200 Shady Grove Road, Rockville, Maryland 20850
                                 (301) 296-4234

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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As of March 4, 2002 a change in the auditing firm for the corporation was finalized. Malone & Bailey, PLLC of Houston, Texas now represents the corporation for financial review and reporting.

                      (SIGNATURES TO FOLLOW ON NEXT PAGE)
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    WORLDTEQ GROUP INTERNATIONAL INCORPORATED
                        (FORMERLY A1 INTERNET.COM, INC.)
                                  (Registrant)

Date: December 10, 2001


                              By: /s/ Bruce Bertman

                      -------------------------------------
                                   (Signature)
                              Name:  Bruce Bertman
                                Title: President,
                             Chief Executive Officer



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